    As Filed With The Securities and Exchange Commission on November 17, 1998
                                                  Registration No. 333-
                                                                       ------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------


        CHARLES E. SMITH                             CHARLES E. SMITH
     RESIDENTIAL REALTY, INC.                      RESIDENTIAL REALTY L.P.
 (Exact name of co-registrant as              (Exact name of co-registrant as
    specified in its charter)                    specified in its charter)
          Maryland                                       Delaware
(State or other jurisdiction of              (State or other jurisdiction of
 incorporation or organization)               incorporation or organization)

           54-1681655                                   54-1681657
(IRS employer identification number)      (IRS employer identification number)


     Ernest A. Gerardi, Jr.                        Ernest A. Gerardi, Jr.
      President and Chief                           President and Chief
      Operating Officer of                          Operating Officer of
       Charles E. Smith                              Charles E. Smith
    Residential Realty, Inc.                      Residential Realty, Inc.
 2345 Crystal Drive, Crystal City            2345 Crystal Drive, Crystal City
    Arlington, Virginia 22202                    Arlington, Virginia 22202
  (Address, including zip code,                 (Address, including zip code,
     and telephone number,                          and telephone number,
    including area code, of                        including area code, of
   co-registrant's principal                      co-registrant's principal
    executive offices and                           executive offices and
     agent for service)                               agent for service)

                            ------------------------

          Charles E. Smith Residential Realty, Inc. 1994 Employee Stock
                              and Unit Option Plan

                            (Full title of the Plan)
                            ------------------------


                                    Copy to:
                          J. Warren Gorrell, Jr., Esq.
                            Bruce W. Gilchrist, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                                 (202) 637-5600

                            ------------------------

                         CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                              Amount        Proposed maximum      Proposed maximum      Amount of
           Title of securities                 to be         offering price      aggregate offering   registration
            to be registered                registered        per unit (1)          price (1)(2)         fee (2)
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share       1,400,000          $29.844             $41,781,600        $11,615.28
Units of limited partnership interest        1,400,000          $29.844
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


----------
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended.

(2) Under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan, no more than 1,400,000 additional shares of common stock or units of limited partnership interest may be issued; therefore, the proposed maximum aggregate offering price under this Registration Statement will not exceed $41,781,600.

     Pursuant to Rule 429 under the Securities Act of 1933, the information specified in Part I of this Registration Statement constituting a prospectus under Section 10(a) of the Securities Act of 1933 also relates to 1,832,369 shares of common stock of Charles E. Smith Residential Realty, Inc. and 1,787,369 units of limited partnership interest of Charles E. Smith Residential Realty L.P. previously registered and remaining under the Registrants' Registration Statement No. 33-82382 pursuant to which the Company paid to the SEC a registration fee of $18,284. This Registration Statement constitutes Post-Effective Amendment No. 1 to the Registration Statement No. 33-82382, which Post-Effective Amendment shall become effective upon filing pursuant to Rules 464 and 456 under the Securities Act of 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Registration Statement relates to an offering of up to 1,400,000 additional shares of common stock and/or units of limited partnership interest under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan. Upon filing of this registration statement, the total number of authorized shares and/or units to be issued under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan, as amended, the Charles E. Smith Residential Realty, Inc. 1994 Restricted Stock and Restricted Unit Option Plan, as amended, and the Charles E. Smith Residential Realty, Inc. Directors Stock Option Plan, will be 3,510,000. The amendment authorizing the issuance of 1,400,000 additional shares of common stock under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan was approved by the shareholders of Charles E. Smith Residential Realty, Inc. at the Annual Meeting of Shareholders Charles E. Smith Residential Realty, Inc. on May 7, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the SEC either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of
Part II of this form, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933 (the "Securities Act").


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.       Incorporation of Documents by Reference.

         The SEC allows Charles E. Smith Residential Realty, Inc. (the "Company") and Charles E. Smith Residential Realty L.P. (the "Operating Partnership") to "incorporate by reference" the information they file with the SEC, which means that they can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Registration Statement, and later information filed with the SEC will update and supersede this information. Both the Company and the Operating Partnership incorporate by reference the documents listed below and any future filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") until all of the securities offered in this Registration Statement have been sold or until the Company and the Operating Partnership deregister those securities remaining unsold under this Registration Statement.

         The Company incorporates by reference into this Registration Statement the following documents it has filed with the SEC:

              (a)  Annual Report on Form 10-K for the year ended December 31,
                   1997.

              (b) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 (as amended on Form 10-Q/A), June 30, 1998, and September 30, 1998; and Current Reports on Form 8-K dated April 17, 1998 (as amended on Form 8-K/A) and July 1, 1998.

              (c) The description of the Company's common stock contained in its Registration Statement on Form 8-A declared effective with the SEC on August 16, 1994 pursuant to Section 12 of the Exchange Act of 1934.

         The Operating Partnership incorporates by reference into this Registration Statement the following documents it has filed with the SEC:

              (a)  Annual Report on Form 10-K for the year ended December 31,
                   1997.

              (b) Quarterly Report on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998, and September 30, 1998; and
                   Current Reports on Form 8-K dated April 17, 1998 and
                   July 1, 1998.

              (c) The description of the Operating Partnership's units of limited partnership interest (the "Units") contained in its Registration Statement on Form 8-A filed with the SEC on May 1, 1995 pursuant to Section 12 of the Exchange Act.

Item 4.       Description of Securities.

              (a) A description of the Company's common stock is incorporated by reference under Item 3.

              (b) A description of the Operating Partnership's Units is incorporated by reference to the Company and Operating Partnership's Registration Statement on Form S-8 filed with the SEC on August 3, 1994 (File No. 33-82382).

Item 5.       Interests of Named Experts and Counsel.

         Not applicable.

Item 6.       Indemnification of Directors and Officers.

         The Company's officers and directors are and will be indemnified under Maryland law, the Articles of Incorporation of the Company (the "Charter"), and the agreement of limited partnership of the Operating Partnership ("Partnership Agreement") against certain liabilities. The Charter requires the Company to indemnify its directors and officers to the fullest extent permitted from time to time by the laws of Maryland. The Company's Charter also provides that, to the fullest extent permitted under Maryland law, directors and officers of the Company will not be liable to the Company and its shareholders for money damages.

         Section 2-418 of the Maryland General Corporation Law generally permits indemnification of any director made a party to any proceedings by reason of service as a director unless it is established that (i) the act or omission of such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or
(ii) such person actually received an improper personal benefit in money property or services; or (iii) in the case of any criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The indemnity may include judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with the proceeding; but, if the proceeding is one by or in the right of the corporation, indemnification is not permitted with respect to any proceeding in which the director has been adjudged to be liable to the corporation, or if the proceeding is one charging improper personal benefit to the director, whether or not involving action in the director's official capacity, indemnification of the director is not permitted if the director was adjudged to be liable on the basis that personal benefit was improperly received. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create a presumption that the director failed to meet the requisite standard of conduct for permitted indemnification.

         The Partnership Agreement also provides for indemnification of the Company, or any director or officer of the Company, in its capacity as general partner of the Operating Partnership, from and against all losses, claims, damages, liabilities, joint or several, expenses (including legal fees), fines, settlements and other amounts incurred in connection with any actions relating to the operations of the Operating Partnership as set forth in the Partnership Agreement.

Item 7.       Exemption from Registration Claimed.

         Not applicable.

Item 8.       Exhibits.

         3.1 Amended and Restated Articles of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form S-11 (File No. 33-75288)).

         3.2 Articles Supplementary relating to Series A Cumulative Convertible Redeemable Preferred Stock (Incorporated by reference to Exhibit
              3.1 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1997 (File No. 1-13174)).

         3.3 Articles Supplementary relating to Series B Cumulative Convertible Redeemable Preferred Stock (Incorporated by reference to Exhibit
              4.1 to the Company's current report on Form 8-K dated October 3, 1997 (File No. 1-13174)).

         3.4 Certificate of Correction relating to Series B Cumulative Convertible Redeemable Preferred Stock (Incorporated by reference to Exhibit 4.2 to the Company's current report on Form 8-K dated October 3, 1997 (File No. 1-13174)).

         3.5 Articles Supplementary relating to Series C Cumulative Redeemable Preferred Stock (Incorporated by reference to Exhibit 3.5 to the Company's registration statement on Form S-3 (File No. 333-17053)).

         3.6 Certificate of Correction relating to Series C Cumulative Redeemable Preferred Stock (Incorporated by reference to Exhibit
              3.6 to the Company's registration statement on Form S-3 (File No. 333-17053)).

         3.7 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 to the Company's registration statement on Form S-3 (File No. 33-93986)).

         4.1 First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (Incorporated by reference to the same titled and numbered exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 1-13174)).

         4.2 Certificate of Limited Partnership of the Operating Partnership (Incorporated by reference to the same titled and numbered exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 1-13174)).

         4.3 Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan (Incorporated by reference to Exhibit 10.4 to the Company's registration statement on Form S-11 (File No. 33-75288)).

         4.4 Charles E. Smith Residential Realty, Inc. 1994 Restricted Stock and Restricted Unit Plan (Incorporated by reference to Exhibit
              10.5 to the Company's registration statement on Form S-11 (File No. 33-75288)).

         4.5 Charles E. Smith Residential Realty, Inc. Directors Stock Option Plan (Incorporated by reference to Exhibit 10.6 to the Company's registration statement on Form S-11 (File No. 33-75288)).

         4.6 Charles E. Smith Residential Realty, Inc. First Amended and Restated 1994 Employee Stock and Unit Option Plan (Incorporated by reference to Exhibit 10.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 1-13174)).

         4.7 Charles E. Smith Residential Realty, Inc. First Amended and Restated 1994 Employee Restricted Stock and Restricted Unit Plan (Incorporated by reference to Exhibit 10.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 1-13174)).

         4.8 Charles E. Smith Residential Realty, Inc. Directors Stock Option Plan (Incorporated by reference to Exhibit 10.6 to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 1-13174)).

         4.9 Charles E. Smith Residential Realty, Inc. First Amendment to First Amended and Restated 1994 Employee Stock and Unit Option Plan.

         5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of the securities being registered.

         23.1 Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

         23.2 Consent of Arthur Andersen LLP

         23.3 Consent of Altschuler, Melvoin and Glasser LLP

         24   Power of Attorney (included on signature pages)

Item 9.       Undertakings.

         The undersigned Registrants hereby undertake:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in the periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Securities offered herein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrants hereby further undertake that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the Registrants' annual reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the Securities offered herein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof. The undersigned Registrants hereby further undertake that:

              (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance under Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

              (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions described under Item 15 of this registration statement, or otherwise (other than insurance), the Registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of each Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, each Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arlington, Commonwealth of Virginia, on November 17, 1998.

                    CHARLES E. SMITH RESIDENTIAL REALTY, INC.



                    By: /s/ Ernest A. Gerardi, Jr.
                        --------------------------------------------
                        Name: Ernest A. Gerardi, Jr.
                        Title: President and Chief Operating Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest A. Gerardi, Jr. as true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


          Name                             Title                                     Date
/s/ Robert H. Smith              Co-Chairman of the Board, Co-Chief          November 17, 1998
----------------------------     Executive Officer, and Director
Robert H. Smith

/s/ Robert P. Kogod              Co-Chairman of the Board, Co-Chief          November 17, 1998
----------------------------     Executive Officer, and Director
Robert P. Kogod

/s/ Ernest A. Gerardi, Jr.       President, Chief Operating Officer,         November 17, 1998
----------------------------     and Director
Ernest A. Gerardi, Jr.

/s/ W. D. Minami                 Senior Vice President and Chief Financial   November 17, 1998
----------------------------     Officer
W. D. Minami


/s/ Steven E. Gulley             Vice President, Controller, and Chief       November 17, 1998
----------------------------     Accounting Officer
Steven E. Gulley

/s/ Fred J. Brinkman             Director                                    November 17, 1998
----------------------------
Fred J. Brinkman

/s/ Charles B. Gill              Director                                    November 17, 1998
----------------------------
Charles B. Gill

/s/ Mandell J. Ourisman          Director                                    November 17, 1998
----------------------------
Mandell J. Ourisman

/s/ Mallory Walker               Director                                    November 17, 1998
----------------------------
Mallory Walker


                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arlington, Commonwealth of Virginia, on November 17, 1998.

                  By: CHARLES E. SMITH RESIDENTIAL REALTY, L.P.

                  By: CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                      General Partner


                  By: /s/ Ernest A. Gerardi, Jr.
                      ---------------------------------------------
                      Name:  Ernest A. Gerardi, Jr.
                      Title:  President and Chief Operating Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest A. Gerardi, Jr. as true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


          Name                             Title                                     Date
/s/ Robert H. Smith              Co-Chairman of the Board, Co-Chief          November 17, 1998
----------------------------     Executive Officer, and Director
Robert H. Smith

/s/ Robert P. Kogod              Co-Chairman of the Board, Co-Chief          November 17, 1998
----------------------------     Executive Officer, and Director
Robert P. Kogod

/s/ Ernest A. Gerardi, Jr.       President, Chief Operating Officer,         November 17, 1998
----------------------------     and Director
Ernest A. Gerardi, Jr.


/s/ W. D. Minami                 Senior Vice President and Chief Financial   November 17, 1998
----------------------------     Officer
W. D. Minami

/s/ Steven E. Gulley             Vice President, Controller, and Chief       November 17, 1998
----------------------------     Accounting Officer
Steven E. Gulley

/s/ Fred J. Brinkman             Director                                    November 17, 1998
----------------------------
Fred J. Brinkman

/s/ Charles B. Gill              Director                                    November 17, 1998
----------------------------
Charles B. Gill

/s/ Mandell J. Ourisman          Director                                    November 17, 1998
----------------------------
Mandell J. Ourisman

/s/ Mallory Walker               Director                                    November 17, 1998
----------------------------
Mallory Walker


                                  EXHIBIT INDEX


   Exhibit
   Number                                          Description                                            Page
   -----                                           -----------                                            ----
    3.1       Amended and Restated Articles of Incorporation of the Company
              (Incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form S-11 (File No. 33-75288)).

    3.2       Articles Supplementary relating to Series A Cumulative Convertible
              Redeemable Preferred Stock (Incorporated by reference to Exhibit
              3.1 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1997 (File No. 1-13174)).

    3.3       Articles Supplementary relating to Series B Cumulative Convertible
              Redeemable Preferred Stock (Incorporated by reference to Exhibit
              4.1 to the Company's current report on Form 8-K dated October 3, 1997 (File No. 1-13174)).

    3.4       Certificate of Correction relating to Series B Cumulative
              Convertible Redeemable Preferred Stock (Incorporated by reference to Exhibit 4.2 to the Company's current report on Form 8-K dated
              October 3, 1997 (File No. 1-13174)).

    3.5       Articles Supplementary relating to Series C Cumulative Redeemable
              Preferred Stock (Incorporated by reference to Exhibit 3.5 to the Company's registration statement on Form S-3 (File No.
              333-17053)).

    3.6       Certificate of Correction relating to Series C Cumulative
              Redeemable Preferred Stock (Incorporated by reference to Exhibit
              3.6 to the Company's registration statement on Form S-3 (File No.
              333-17053)).

    3.7 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 to the Company's registration statement on Form S-3 (File No. 33-93986)).

    4.1       First Amended and Restated Agreement of Limited Partnership of the
              Operating Partnership, as amended (Incorporated by reference to the same titled and numbered exhibit to the Company's Annual
              Report on Form 10-K for the year ended December 31, 1994 (File No.
              1-13174)).

    4.2       Certificate of Limited Partnership of the Operating Partnership
              (Incorporated by reference to the same titled and numbered exhibit to the Company's Annual Report on Form 10-K for the year ended
              December 31, 1994 (File No. 1-13174)).

    4.3       Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and
              Unit Option Plan (Incorporated by reference to Exhibit 10.4 to the
              Company's registration statement on Form S-11 (File No.
              33-75288)).

    4.4 Charles E. Smith Residential Realty, Inc. 1994 Restricted Stock and Restricted Unit Plan (Incorporated by reference to Exhibit
              10.5 to the Company's registration statement on Form S-11 (File
              No. 33-75288)).

    4.5       Charles E. Smith Residential Realty, Inc. Directors Stock Option
              Plan (Incorporated by reference to Exhibit 10.6 to the Company's registration statement on Form S-11 (File No. 33-75288)).


    4.6       Charles E. Smith Residential Realty, Inc. First Amended and
              Restated 1994 Employee Stock and Unit Option Plan (Incorporated by reference to Exhibit 10.4 to the Company's Annual Report on Form
              10-K for the year ended December 31, 1994 (File No. 1-13174)).

    4.7       Charles E. Smith Residential Realty, Inc. First Amended and
              Restated 1994 Restricted Stock and Restricted Unit Plan
              (Incorporated by reference to Exhibit 10.5 to the Company's Annual
              Report on Form 10-K for the year ended December 31, 1994 (File No.
              1-13174)).

    4.8       Charles E. Smith Residential Realty, Inc. Directors Stock Option
              Plan (Incorporated by reference to Exhibit 10.6 to the Company's
              Annual Report on Form 10-K for the year ended December 31, 1994
              (File No. 1-13174)).

    4.9       Charles E. Smith Residential Realty, Inc. First Amendment to First
              Amended and Restated 1994 Employee Stock and Unit Option Plan.

    5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

    23.1      Consent of Hogan & Hartson L.L.P. (included as part of Exhibit
              5.1)

    23.2      Consent of Arthur Andersen LLP

    23.3      Consent of Altschuler, Melvoin and Glasser LLP

    24.0      Power of Attorney (included on signature pages).
